                                                                     EXHIBIT 3.2

                                     BY-LAWS
                                       OF
                           UNIFAB INTERNATIONAL, INC.

             MARKED TO SHOW AMENDMENTS ADOPTED ON DECEMBER 23, 2002


                                     OFFICES

         Principal Office. THE PRINCIPAL OFFICE OF THE CORPORATION SHALL BE LOCATED AT 5007 PORT ROAD, NEW IBERIA, LOUISIANA 70562.

         Additional Offices. THE CORPORATION MAY HAVE SUCH OFFICES AT SUCH OTHER PLACES AS THE BOARD OF DIRECTORS MAY FROM TIME TO TIME DETERMINE OR THE BUSINESS OF THE CORPORATION MAY REQUIRE.


                              SHAREHOLDER MEETINGS

         Place of Meetings. UNLESS OTHERWISE REQUIRED BY LAW OR THESE BY-LAWS, ALL MEETINGS OF THE SHAREHOLDERS SHALL BE HELD AT THE PRINCIPAL OFFICE OF THE CORPORATION OR AT SUCH OTHER PLACE, WITHIN OR WITHOUT THE STATE OF LOUISIANA, AS MAY BE DESIGNATED BY THE BOARD OF DIRECTORS.

         Annual Meetings; Notice Thereof. AN ANNUAL MEETING OF THE SHAREHOLDERS SHALL BE HELD EACH YEAR ON THE DATE AND AT THE TIME AS THE BOARD OF DIRECTORS SHALL DESIGNATE, FOR THE PURPOSE OF ELECTING DIRECTORS AND OF THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY BE PROPERLY BROUGHT BEFORE THE MEETING. IF NO ANNUAL SHAREHOLDERS' MEETING IS HELD FOR A PERIOD OF EIGHTEEN MONTHS, ANY SHAREHOLDER MAY CALL SUCH MEETING TO BE HELD AT THE REGISTERED OFFICE OF THE CORPORATION AS SHOWN ON THE RECORDS OF THE SECRETARY OF STATE OF THE STATE OF LOUISIANA.

         Special Meetings. SPECIAL MEETINGS OF THE SHAREHOLDERS, FOR ANY PURPOSE OR PURPOSES, MAY BE CALLED BY OR AT THE DIRECTION OF THE BOARD OF DIRECTORS. SHAREHOLDERS MAY CALL A SPECIAL MEETING OF SHAREHOLDERS IN ACCORDANCE WITH THE APPLICABLE PROVISIONS OF THE ARTICLES OF INCORPORATION.

         Notice of Meetings. EXCEPT AS OTHERWISE PROVIDED BY LAW OR THE ARTICLES OF INCORPORATION, THE AUTHORIZED PERSON OR PERSONS CALLING A SHAREHOLDERS' MEETING SHALL CAUSE WRITTEN NOTICE OF THE TIME, PLACE AND PURPOSE OF THE MEETING TO BE GIVEN TO ALL SHAREHOLDERS ENTITLED TO VOTE AT SUCH MEETING, AT LEAST 10 DAYS AND NOT MORE THAN 75 DAYS PRIOR TO THE DAY FIXED FOR THE MEETING. NOTICE OF THE ANNUAL MEETING NEED NOT STATE THE PURPOSE OR PURPOSES THEREOF, UNLESS ACTION IS TO BE TAKEN AT THE MEETING AS TO WHICH NOTICE IS REQUIRED BY LAW, THE ARTICLES OF INCORPORATION OR THE BY-LAWS. NOTICE OF A SPECIAL MEETING SHALL STATE THE PURPOSE OR PURPOSES THEREOF, AND THE BUSINESS CONDUCTED AT ANY SPECIAL MEETING SHALL BE LIMITED TO THE PURPOSE OR PURPOSES STATED IN THE NOTICE.

         List of Shareholders. AT EVERY MEETING OF SHAREHOLDERS, A LIST OF SHAREHOLDERS ENTITLED TO VOTE, ARRANGED ALPHABETICALLY AND CERTIFIED BY THE SECRETARY OR BY THE AGENT OF THE CORPORATION HAVING CHARGE OF TRANSFERS OF SHARES, SHOWING THE NUMBER AND CLASS OF SHARES HELD BY EACH SUCH SHAREHOLDER ON THE RECORD DATE FOR THE MEETING AND CONFIRMING THE NUMBER OF VOTES PER SHARE AS TO WHICH EACH SUCH SHAREHOLDER IS ENTITLED, SHALL BE PRODUCED ON THE REQUEST OF ANY SHAREHOLDER.

         Quorum. AT ALL MEETINGS OF SHAREHOLDERS, THE HOLDERS OF A MAJORITY OF THE TOTAL VOTING POWER SHALL CONSTITUTE A QUORUM; PROVIDED, HOWEVER, THAT THIS SUBSECTION SHALL NOT HAVE THE EFFECT OF REDUCING THE VOTE REQUIRED TO APPROVE ANY MATTER THAT MAY BE ESTABLISHED BY LAW, THE ARTICLES OF INCORPORATION OR THESE BY-LAWS.

         Voting. WHEN A QUORUM IS PRESENT AT ANY SHAREHOLDERS' MEETING, THE VOTE OF THE HOLDERS OF A MAJORITY OF THE VOTES ACTUALLY CAST SHALL DECIDE EACH QUESTION BROUGHT BEFORE SUCH MEETING, UNLESS THE RESOLUTION OF THE QUESTION REQUIRES, BY EXPRESS PROVISION OF LAW, THE ARTICLES OF INCORPORATION OR THESE BY-LAWS, A DIFFERENT VOTE OR ONE OR MORE SEPARATE VOTES BY THE HOLDERS OF A CLASS OR SERIES OF CAPITAL STOCK, IN WHICH CASE SUCH EXPRESS PROVISION SHALL APPLY AND CONTROL THE DECISION OF SUCH QUESTION. DIRECTORS SHALL BE ELECTED BY PLURALITY VOTE.

         Proxies. AT ANY MEETING OF THE SHAREHOLDERS, EVERY SHAREHOLDER HAVING THE RIGHT TO VOTE SHALL BE ENTITLED TO VOTE IN PERSON OR BY PROXY APPOINTED BY AN INSTRUMENT IN WRITING EXECUTED BY SUCH SHAREHOLDER AND BEARING A DATE NOT MORE THAN ELEVEN MONTHS PRIOR TO THE MEETING, UNLESS THE INSTRUMENT PROVIDES FOR A LONGER PERIOD, BUT IN NO CASE WILL AN OUTSTANDING PROXY BE VALID FOR LONGER THAN THREE YEARS FROM THE DATE OF ITS EXECUTION. THE PERSON APPOINTED AS PROXY NEED NOT BE A SHAREHOLDER OF THE CORPORATION.

         Adjournments. ADJOURNMENTS OF ANY ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS MAY BE TAKEN WITHOUT NEW NOTICE BEING GIVEN UNLESS A NEW RECORD DATE IS FIXED FOR THE ADJOURNED MEETING, BUT ANY MEETING AT WHICH DIRECTORS ARE TO BE ELECTED SHALL BE ADJOURNED ONLY FROM DAY TO DAY UNTIL SUCH DIRECTORS SHALL HAVE BEEN ELECTED.

         Withdrawal. IF A QUORUM IS PRESENT OR REPRESENTED AT A DULY ORGANIZED SHAREHOLDERS' MEETING, SUCH MEETING MAY CONTINUE TO DO BUSINESS UNTIL ADJOURNMENT, NOTWITHSTANDING THE WITHDRAWAL OF ENOUGH SHAREHOLDERS TO LEAVE LESS THAN A QUORUM AS FIXED IN SECTION 2.6 OF THESE BY-LAWS, OR THE REFUSAL OF ANY SHAREHOLDERS TO VOTE.

         Lack of Quorum. IF A MEETING CANNOT BE ORGANIZED BECAUSE A QUORUM HAS NOT ATTENDED, THE SHAREHOLDERS PRESENT MAY, BY VOTE OF THE HOLDERS OF A MAJORITY OF THE VOTES ACTUALLY CAST, ADJOURN THE MEETING TO SUCH TIME AND PLACE AS THEY MAY DETERMINE, SUBJECT, HOWEVER, TO THE PROVISIONS OF SECTION 2.9 HEREOF. IN THE CASE OF ANY MEETING CALLED FOR THE ELECTION OF DIRECTORS, THOSE WHO ATTEND THE SECOND OF SUCH ADJOURNED MEETINGS, ALTHOUGH LESS THAN A QUORUM AS FIXED IN
SECTION 2.6 HEREOF, SHALL NEVERTHELESS BE DEEMED TO CONSTITUTE A QUORUM FOR THE PURPOSE OF ELECTING DIRECTORS.

         Presiding Officer. THE CHAIRMAN OF THE BOARD OR A PERSON DESIGNATED BY THE CHAIRMAN OF THE BOARD, OR IN THEIR ABSENCE A PERSON DESIGNATED BY THE BOARD OF DIRECTORS, SHALL PRESIDE AT ALL SHAREHOLDERS' MEETINGS.

         Definition of Shareholder. AS USED IN THESE BY-LAWS, AND UNLESS THE CONTEXT OTHERWISE REQUIRES, THE TERM SHAREHOLDER SHALL MEAN A PERSON WHO IS (i) THE RECORD HOLDER OF SHARES OF THE CORPORATION'S COMMON STOCK OR ANY OTHER CAPITAL STOCK OF THE CORPORATION GRANTED VOTING RIGHTS, OR (II) A REGISTERED HOLDER OF ANY BONDS, DEBENTURES OR SIMILAR OBLIGATIONS GRANTED VOTING RIGHTS BY THE CORPORATION PURSUANT TO LA.R.S. 12:75(H).


                                    DIRECTORS

         Number. [this Section 3.1 has been amended and is restated hereafter in its entirety] ALL OF THE CORPORATE POWERS SHALL BE VESTED IN, AND THE BUSINESS AND AFFAIRS OF THE CORPORATION SHALL BE MANAGED BY, A BOARD OF DIRECTORS. EXCEPT AS OTHERWISE FIXED BY OR PURSUANT TO ARTICLE III(B) OF THE ARTICLES OF INCORPORATION (AS IT MAY BE DULY AMENDED FROM TIME TO TIME) RELATING TO THE RIGHTS OF THE HOLDERS OF ANY CLASS OR SERIES OF STOCK HAVING A PREFERENCE OVER THE COMMON STOCK AS TO DIVIDENDS OR UPON LIQUIDATION TO ELECT ADDITIONAL DIRECTORS BY CLASS VOTE, THE BOARD OF DIRECTORS SHALL CONSIST OF EIGHT NATURAL PERSONS; PROVIDED THAT, IF AFTER THE LAST ACTION OF THE BOARD OF DIRECTORS WITH RESPECT TO NOMINATION OF DIRECTORS PRIOR TO THE MAILING TO SHAREHOLDERS OF PROXY MATERIALS FOR ANY MEETING OF SHAREHOLDERS AT WHICH DIRECTORS ARE TO BE ELECTED, ANY PERSON OR PERSONS NAMED THEREIN TO BE NOMINATED AT THE DIRECTION OF THE BOARD OF DIRECTORS BECOMES UNABLE OR UNWILLING TO SERVE, THE FOREGOING NUMBER OF AUTHORIZED DIRECTORS SHALL BE AUTOMATICALLY REDUCED BY A NUMBER EQUAL TO THE NUMBER OF SUCH PERSONS UNLESS THE BOARD OF DIRECTORS SELECTS A REPLACEMENT NOMINEE OR NOMINEES. NO DIRECTOR NEED BE A SHAREHOLDER. THE SECRETARY SHALL HAVE THE POWER TO CERTIFY AT ANY TIME AS TO THE NUMBER OF DIRECTORS AUTHORIZED.

         Powers. THE BOARD MAY EXERCISE ALL SUCH POWERS OF THE CORPORATION AND DO ALL SUCH LAWFUL ACTS AND THINGS WHICH ARE NOT BY LAW, THE ARTICLES OF INCORPORATION OR THESE BY-LAWS DIRECTED OR REQUIRED TO BE DONE BY THE SHAREHOLDERS.

         [original Section 3.3 "Classes" has been deleted in its entirety and Sections 3.4, 3.5, 3.6, 3.7, 3.8 and 3.9 have been redesignated as Sections 3.3, 3.4, 3.5, 3.6, 3.7 and 3.8.]

         Election. [this Section 3.3, originally Section 3.4, has been amended and is restated hereafter in its entirety] THE DIRECTORS SHALL BE ELECTED AT EACH ANNUAL MEETING OF SHAREHOLDERS, AND SHALL SERVE UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED. NO DECREASE IN THE NUMBER OF DIRECTORS CONSTITUTING THE BOARD OF DIRECTORS SHALL SHORTEN THE TERM OF ANY INCUMBENT DIRECTOR.

         Vacancies. EXCEPT AS OTHERWISE PROVIDED IN THE ARTICLES OF INCORPORATION OR THESE BY-LAWS, THE OFFICE OF A DIRECTOR SHALL BECOME VACANT IF HE DIES, RESIGNS OR IS DULY REMOVED FROM OFFICE.

         Filling Vacancies. [this Section 3.5, originally Section 3.6, has been amended and is restated hereafter in its entirety] EXCEPT AS OTHERWISE PROVIDED IN THE ARTICLES OF INCORPORATION OR SECTION 3.7 OF THESE BY-LAWS, ANY VACANCY ON THE BOARD (INCLUDING ANY VACANCY RESULTING FROM AN INCREASE IN THE AUTHORIZED NUMBER OF DIRECTORS OR FROM FAILURE OF THE SHAREHOLDERS TO ELECT THE FULL NUMBER OF AUTHORIZED DIRECTORS) MAY, NOTWITHSTANDING ANY RESULTING ABSENCE OF A QUORUM OF DIRECTORS, BE FILLED BY A MAJORITY VOTE OF THE BOARD OF DIRECTORS REMAINING IN OFFICE, PROVIDED THAT THE SHAREHOLDERS SHALL HAVE THE RIGHT, AT ANY SPECIAL MEETING CALLED FOR SUCH PURPOSE PRIOR TO SUCH ACTION BY THE BOARD, TO FILL THE VACANCY. A DIRECTOR ELECTED PURSUANT TO THIS SECTION SHALL SERVE UNTIL THE NEXT SHAREHOLDERS' MEETING HELD FOR THE ELECTION OF DIRECTORS AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED.

         Notice of Shareholder Nominees. [this Section 3.6, originally Section 3.7, has been amended and is restated hereafter in its entirety] EXCEPT AS OTHERWISE PROVIDED IN OR PURSUANT TO SECTION 3.7 OF THESE BY-LAWS, ONLY PERSONS WHO ARE NOMINATED IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN ARTICLE IV(E) OF THE ARTICLES OF INCORPORATION SHALL BE ELIGIBLE FOR ELECTION AS DIRECTORS.

         Directors Elected by Preferred Shareholders. NOTWITHSTANDING ANYTHING IN THESE BY-LAWS TO THE CONTRARY, WHENEVER THE HOLDERS OF ANY ONE OR MORE CLASSES OR SERIES OF STOCK HAVING A PREFERENCE OVER THE COMMON STOCK AS TO DIVIDENDS OR UPON LIQUIDATION SHALL HAVE THE RIGHT, VOTING SEPARATELY AS A CLASS, TO ELECT ONE OR MORE DIRECTORS OF THE CORPORATION, THE PROVISIONS OF THE ARTICLES OF INCORPORATION (AS THEY MAY BE DULY AMENDED FROM TIME TO TIME) FIXING THE RIGHTS AND PREFERENCES OF SUCH PREFERRED STOCK SHALL GOVERN WITH RESPECT TO THE NOMINATION, ELECTION, TERM, REMOVAL, VACANCIES OR OTHER RELATED MATTERS WITH RESPECT TO SUCH DIRECTORS.

         Compensation of Directors. DIRECTORS SHALL RECEIVE SUCH COMPENSATION FOR THEIR SERVICES, IN THEIR CAPACITY AS DIRECTORS, AS MAY BE FIXED BY RESOLUTION OF THE BOARD OF DIRECTORS; PROVIDED, HOWEVER, THAT NOTHING HEREIN CONTAINED SHALL BE CONSTRUED TO PRECLUDE ANY DIRECTOR FROM SERVING THE CORPORATION IN ANY OTHER CAPACITY AND RECEIVING COMPENSATION THEREFOR.


                              MEETINGS OF THE BOARD

         Place of Meetings. THE MEETINGS OF THE BOARD OF DIRECTORS MAY BE HELD AT SUCH PLACE WITHIN OR WITHOUT THE STATE OF LOUISIANA AS A MAJORITY OF THE DIRECTORS MAY FROM TIME TO TIME APPOINT.

         Initial Meetings. EXCEPT AS OTHERWISE DETERMINED BY THE BOARD OF DIRECTORS, THE FIRST MEETING OF EACH NEWLY ELECTED BOARD SHALL BE HELD IMMEDIATELY FOLLOWING THE SHAREHOLDERS' MEETING AT WHICH THE BOARD, OR ANY CLASS THEREOF, IS ELECTED AND AT THE SAME PLACE AS SUCH MEETING, AND NO NOTICE OF SUCH FIRST MEETING SHALL BE NECESSARY FOR THE NEWLY ELECTED DIRECTORS IN ORDER LEGALLY TO CONSTITUTE THE MEETING.

         Regular Meetings; Notice. REGULAR MEETINGS OF THE BOARD MAY BE HELD AT SUCH TIMES AS THE BOARD MAY FROM TIME TO TIME DETERMINE. NOTICE OF REGULAR MEETINGS OF THE BOARD OF DIRECTORS MAY BE GIVEN, BUT NO SPECIAL FORM OF NOTICE OR TIME OF NOTICE SHALL BE NECESSARY.

         Special Meetings; Notice. SPECIAL MEETINGS OF THE BOARD MAY BE CALLED BY OR AT THE DIRECTION OF THE CHAIRMAN OF THE BOARD OR THE PRESIDENT ON REASONABLE NOTICE GIVEN TO EACH DIRECTOR, EITHER PERSONALLY OR BY MAIL, REPUTABLE COURIER SERVICE, TELEPHONE, TELEX, TELECOPY OR ANY OTHER COMPARABLE FORM OF FACSIMILE COMMUNICATION. SPECIAL MEETINGS SHALL BE CALLED BY THE SECRETARY IN LIKE MANNER AND ON LIKE NOTICE ON THE WRITTEN REQUEST OF A MAJORITY OF THE DIRECTORS AND IF SUCH OFFICER REFUSES, OR FAILS OR IS UNABLE WITHIN 24 HOURS TO CALL A MEETING WHEN REQUESTED, THEN THE DIRECTORS MAKING THE REQUEST MAY CALL THE MEETING ON TWO DAYS' WRITTEN NOTICE GIVEN TO EACH DIRECTOR. EXCEPT AS OTHERWISE REQUIRED BY LAW, THE ARTICLES OF INCORPORATION OR THESE BY-LAWS, THE NOTICE OF A SPECIAL MEETING OF DIRECTORS NEED NOT STATE ITS PURPOSE OR PURPOSES, BUT IF THE NOTICE STATES A PURPOSE OR PURPOSES AND DOES NOT STATE A FURTHER PURPOSE TO CONSIDER SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING SHALL BE LIMITED TO THE PURPOSE OR PURPOSES STATED IN THE NOTICE.

         Waiver of Notice. DIRECTORS PRESENT AT ANY REGULAR OR SPECIAL MEETING SHALL BE DEEMED TO HAVE RECEIVED, OR TO HAVE WAIVED, DUE NOTICE THEREOF, PROVIDED THAT A DIRECTOR WHO PARTICIPATES IN A MEETING BY TELEPHONE (AS PERMITTED BY SECTION 4.9 HEREOF) SHALL NOT BE DEEMED TO HAVE RECEIVED OR WAIVED DUE NOTICE IF, AT THE BEGINNING OF THE MEETING, HE OBJECTS TO THE TRANSACTION OF ANY BUSINESS BECAUSE THE MEETING IS NOT LAWFULLY CALLED.

         Quorum. A MAJORITY OF THE BOARD SHALL BE NECESSARY TO CONSTITUTE A QUORUM FOR THE TRANSACTION OF BUSINESS, AND EXCEPT AS OTHERWISE PROVIDED BY LAW, THE ARTICLES OF INCORPORATION OR THESE BY-LAWS, THE ACTS OF A MAJORITY OF THE DIRECTORS PRESENT AT A DULY CALLED MEETING AT WHICH A QUORUM IS PRESENT SHALL BE THE ACTS OF THE BOARD. IF A QUORUM IS NOT PRESENT AT ANY MEETING OF THE BOARD OF DIRECTORS, THE DIRECTORS PRESENT MAY ADJOURN THE MEETING FROM TIME TO TIME WITHOUT NOTICE OTHER THAN ANNOUNCEMENT AT THE MEETING, UNTIL A QUORUM IS PRESENT.

         Withdrawal. IF A QUORUM WAS PRESENT WHEN THE MEETING CONVENED, THE DIRECTORS PRESENT MAY CONTINUE TO DO BUSINESS, TAKING ACTION BY VOTE OF A MAJORITY OF A QUORUM AS FIXED IN SECTION 4.6 HEREOF, UNTIL ADJOURNMENT, NOTWITHSTANDING THE WITHDRAWAL OF ENOUGH DIRECTORS TO LEAVE LESS THAN A QUORUM AS FIXED IN SECTION 4.6 HEREOF OR THE REFUSAL OF ANY DIRECTOR PRESENT TO VOTE.

         Action by Consent. ANY ACTION THAT MAY BE TAKEN AT A MEETING OF THE BOARD, OR ANY COMMITTEE THEREOF, MAY BE TAKEN BY A CONSENT IN WRITING SIGNED BY ALL OF THE DIRECTORS OR BY ALL MEMBERS OF THE COMMITTEE, AS THE CASE MAY BE, AND FILED WITH THE RECORDS OF PROCEEDINGS OF THE BOARD OR COMMITTEE.

         Meetings by Telephone or Similar Communication. MEMBERS OF THE BOARD MAY PARTICIPATE AT AND BE PRESENT AT ANY MEETING OF THE BOARD OR ANY COMMITTEE THEREOF BY MEANS OF CONFERENCE TELEPHONE OR SIMILAR COMMUNICATIONS EQUIPMENT IF ALL PERSONS PARTICIPATING IN SUCH MEETING CAN HEAR AND COMMUNICATE WITH EACH OTHER.


                             COMMITTEES OF THE BOARD

         General. THE BOARD MAY DESIGNATE ONE OR MORE COMMITTEES, EACH COMMITTEE TO CONSIST OF TWO OR MORE OF THE DIRECTORS OF THE CORPORATION (AND ONE OR MORE DIRECTORS MAY BE NAMED AS ALTERNATE MEMBERS TO REPLACE ANY ABSENT OR DISQUALIFIED REGULAR MEMBERS), WHICH, TO THE EXTENT PROVIDED BY RESOLUTION OF THE BOARD OR THESE BY-LAWS, SHALL HAVE AND MAY EXERCISE THE POWERS OF THE BOARD IN THE MANAGEMENT OF THE BUSINESS AND AFFAIRS OF THE CORPORATION, AND MAY HAVE POWER TO AUTHORIZE THE SEAL OF THE CORPORATION TO BE AFFIXED TO DOCUMENTS, BUT NO SUCH COMMITTEE SHALL HAVE POWER OR AUTHORITY TO AMEND THE ARTICLES OF INCORPORATION, ADOPT AN AGREEMENT OF MERGER, CONSOLIDATION OR SHARE EXCHANGE, RECOMMEND TO THE SHAREHOLDERS THE SALE, LEASE OR EXCHANGE OF ALL OR SUBSTANTIALLY ALL OF THE CORPORATION'S ASSETS, A DISSOLUTION OF THE CORPORATION OR A REVOCATION OF DISSOLUTION, REMOVE DIRECTORS, OR AMEND THESE BY-LAWS; AND UNLESS THE RESOLUTION EXPRESSLY SO PROVIDES, NO SUCH COMMITTEE SHALL HAVE THE POWER OR AUTHORITY TO DECLARE A DIVIDEND OR AUTHORIZE THE ISSUANCE OF STOCK. SUCH COMMITTEE OR COMMITTEES SHALL HAVE SUCH NAME OR NAMES AS MAY BE STATED IN THESE BY-LAWS, OR AS MAY BE DETERMINED, FROM TIME TO TIME, BY THE BOARD. ANY VACANCY OCCURRING IN ANY SUCH COMMITTEE SHALL BE FILLED BY THE BOARD, BUT THE PRESIDENT MAY DESIGNATE ANOTHER DIRECTOR TO SERVE ON THE COMMITTEE PENDING ACTION BY THE BOARD. EACH SUCH MEMBER OF A COMMITTEE SHALL HOLD OFFICE DURING THE TERM DESIGNATED BY THE BOARD.

         Compensation Committee. THE BOARD SHALL ESTABLISH AND MAINTAIN A COMPENSATION COMMITTEE CONSISTING OF TWO OR MORE DIRECTORS, EACH OF WHOM (i) SHALL BE QUALIFIED TO THE EXTENT APPROPRIATE AS A "NON-EMPLOYEE DIRECTOR" UNDER RULE 16B-3 OF THE SECURITIES EXCHANGE COMMISSION AND AS AN "OUTSIDE DIRECTOR" UNDER SECTION 162(m) OF THE INTERNAL REVENUE CODE AND (II) SHALL MEET ANY FURTHER QUALIFICATIONS DESIGNATED BY THE BOARD. THE COMPENSATION COMMITTEE SHALL REVIEW AND ANALYZE THE COMPENSATION OF THE CORPORATION'S EXECUTIVE OFFICERS; REVIEW AND PROVIDE GENERAL GUIDANCE AS TO COMPENSATION OF THE CORPORATION'S OTHER MANAGERS; EVALUATE THE PERFORMANCE OF THE CORPORATION'S EXECUTIVE OFFICERS; ADMINISTER THE CORPORATION'S INCENTIVE COMPENSATION PLAN OR PLANS, INCLUDING GRANTS THEREUNDER; AND PERFORM SUCH OTHER SERVICES AS MAY BE DESIGNATED BY THE BOARD.

         Audit Committee. THE BOARD SHALL ESTABLISH AN AUDIT COMMITTEE CONSISTING OF AT LEAST TWO DIRECTORS, A MAJORITY OF WHOM ARE NOT OFFICERS OR EMPLOYEES OF THE CORPORATION OR OF ANY OF ITS AFFILIATES. THE AUDIT COMMITTEE SHALL (i) FACILITATE COMMUNICATION AMONG THE CORPORATION'S DIRECTORS, MANAGEMENT, INDEPENDENT ACCOUNTANTS AND INTERNAL AUDITING PERSONNEL REGARDING MATTERS RELATING TO FINANCIAL ACCOUNTING, REPORTING AND CONTROLS, (ii) ASSIST THE BOARD OF DIRECTORS IN FULFILLING ITS FIDUCIARY RESPONSIBILITIES AS TO ACCOUNTING POLICIES AND REPORTING PRACTICES OF THE CORPORATION AND ALL SUBSIDIARIES AND THE SUFFICIENCY OF AUDITING PRACTICES WITH RESPECT THERETO BY, AMONG OTHER THINGS, REVIEWING THE SCOPE OF AUDIT COVERAGE, INCLUDING CONSIDERATION OF THE CORPORATION'S ACCOUNTING PRACTICES AND PROCEDURES AND SYSTEM OF INTERNAL ACCOUNTING CONTROLS AND REPORTING TO THE BOARD WITH RESPECT THERETO, (iii) OPERATE AS THE BOARD'S PRINCIPAL AGENT IN ENSURING THE INDEPENDENCE OF THE

CORPORATION'S INDEPENDENT ACCOUNTANTS, THE INTEGRITY OF MANAGEMENT AND THE ADEQUACY OF DISCLOSURE TO SHAREHOLDERS, AND (iv) PERFORM SUCH OTHER SERVICES AS MAY BE DESIGNATED BY THE BOARD.


                            REMOVAL OF BOARD MEMBERS

         Directors may be removed in accordance with the applicable provisions of the Articles of Incorporation.


                                     NOTICES

         Form of Delivery. WHENEVER UNDER THE PROVISIONS OF LAW, THE ARTICLES OF INCORPORATION OR THESE BY-LAWS NOTICE IS REQUIRED TO BE GIVEN TO ANY SHAREHOLDER OR DIRECTOR, IT SHALL NOT BE CONSTRUED TO MEAN PERSONAL NOTICE UNLESS OTHERWISE SPECIFICALLY PROVIDED IN THE ARTICLES OF INCORPORATION OR THESE BY-LAWS, BUT SUCH NOTICE MAY BE GIVEN BY MAIL, ADDRESSED TO SUCH SHAREHOLDER OR DIRECTOR AT HIS ADDRESS AS IT APPEARS ON THE RECORDS OF THE CORPORATION, WITH POSTAGE THEREON PREPAID, OR IN SUCH OTHER MANNER AS MAY BE SPECIFIED IN THESE BY-LAWS. NOTICES GIVEN BY MAIL SHALL BE DEEMED TO HAVE BEEN GIVEN AT THE TIME THEY ARE DEPOSITED IN THE UNITED STATES MAIL, AND ALL OTHER NOTICES SHALL BE DEEMED TO HAVE BEEN GIVEN UPON DELIVERY OR TRANSMISSION TO THE APPROPRIATE ADDRESS.

         Waiver. WHENEVER ANY NOTICE IS REQUIRED TO BE GIVEN BY LAW, THE ARTICLES OF INCORPORATION OR THESE BY-LAWS, A WAIVER THEREOF IN WRITING SIGNED BY THE PERSON OR PERSONS ENTITLED TO SUCH NOTICE, WHETHER BEFORE OR AFTER THE TIME STATED THEREIN, SHALL BE DEEMED EQUIVALENT THERETO. NOTICE SHALL BE DEEMED TO HAVE BEEN GIVEN TO, OR WAIVED BY, ANY SHAREHOLDER WHO ATTENDS A MEETING OF SHAREHOLDERS IN PERSON, OR IS REPRESENTED AT SUCH MEETING BY PROXY, WITHOUT PROTESTING AT THE COMMENCEMENT OF THE MEETING THE TRANSACTION OF ANY BUSINESS BECAUSE THE MEETING IS NOT LAWFULLY CALLED OR CONVENED.


                                    OFFICERS

         Designations. THE OFFICERS OF THE CORPORATION SHALL BE ELECTED BY THE DIRECTORS AND SHALL BE THE PRESIDENT, SECRETARY AND TREASURER. THE BOARD OF DIRECTORS MAY APPOINT ONE OR MORE VICE PRESIDENTS, A CHIEF EXECUTIVE OFFICER, A CHIEF OPERATING OFFICER, A CHIEF FINANCIAL OR ACCOUNTING OFFICER AND SUCH OTHER OFFICERS AS IT SHALL DEEM NECESSARY. OFFICERS SHALL HOLD THEIR OFFICES FOR SUCH TERMS AND SHALL EXERCISE SUCH POWERS AND PERFORM SUCH DUTIES AS SHALL BE DETERMINED FROM TIME TO TIME BY THE BOARD. TO THE EXTENT PERMITTED BY LAW, MORE THAN ONE OFFICE MAY BE HELD BY A SINGLE PERSON.

         Term of Office. THE OFFICERS OF THE CORPORATION SHALL HOLD OFFICE AT THE PLEASURE OF THE BOARD OF DIRECTORS. EXCEPT AS OTHERWISE PROVIDED IN THE RESOLUTION OF THE BOARD OF DIRECTORS ELECTING ANY OFFICER, EACH OFFICER SHALL HOLD OFFICE UNTIL THE FIRST MEETING OF THE BOARD OF DIRECTORS AFTER THE ANNUAL MEETING OF SHAREHOLDERS NEXT SUCCEEDING HIS OR HER ELECTION AND UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED OR UNTIL HIS, OR HER EARLIER RESIGNATION OR REMOVAL. ANY OFFICER MAY RESIGN AT ANY TIME UPON WRITTEN NOTICE TO THE BOARD, CHAIRMAN OF THE BOARD, PRESIDENT OR SECRETARY OF THE CORPORATION. SUCH RESIGNATION SHALL TAKE EFFECT AT THE TIME SPECIFIED THEREIN AND ACCEPTANCE OF SUCH RESIGNATION SHALL NOT BE NECESSARY TO MAKE IT EFFECTIVE. THE BOARD MAY REMOVE ANY OFFICER WITH OR WITHOUT CAUSE AT ANY TIME. ANY SUCH REMOVAL SHALL BE WITHOUT PREJUDICE TO THE CONTRACTUAL RIGHTS OF SUCH OFFICERS, IF ANY, WITH THE CORPORATION, BUT THE ELECTION OF AN OFFICER SHALL NOT IN AND OF ITSELF CREATE CONTRACTUAL RIGHTS. ANY VACANCY OCCURRING IN ANY OFFICE OF THE CORPORATION BY DEATH, RESIGNATION, REMOVAL OR OTHERWISE MAY BE FILLED FOR THE UNEXPIRED POSITION OF THE TERM BY THE BOARD AT ANY REGULAR OR SPECIAL MEETING.

         The Chairman of the Board. THE BOARD MAY APPOINT A CHAIRMAN OF THE BOARD WHO SHALL PRESIDE AT MEETINGS OF THE BOARD OF DIRECTORS AND THE SHAREHOLDERS AND PERFORM SUCH OTHER DUTIES AS MAY BE DESIGNATED BY THE BOARD OF DIRECTORS OR THESE BY-LAWS. THE CHAIRMAN OF THE BOARD SHALL NOT, SOLELY BY VIRTUE OF SUCH POSITION, BE AN OFFICER OF THE CORPORATION BUT MAY BE DESIGNATED AN OFFICER BY THE BOARD OF DIRECTORS.

         The President. THE PRESIDENT SHALL, UNLESS OTHERWISE PROVIDED BY THE BOARD, HAVE GENERAL AND ACTIVE RESPONSIBILITY FOR THE MANAGEMENT OF THE BUSINESS OF THE CORPORATION, SHALL BE THE CHIEF EXECUTIVE AND CHIEF OPERATING OFFICER OF THE CORPORATION, SHALL SUPERVISE THE DAILY OPERATIONS OF THE

BUSINESS OF THE CORPORATION AND SHALL ENSURE THAT ALL ORDERS, POLICIES AND RESOLUTIONS OF THE BOARD ARE CARRIED OUT.

         The Vice Presidents. THE VICE PRESIDENTS (IF ANY) SHALL HAVE SUCH DESIGNATIONS AND PERFORM SUCH DUTIES AS THE PRESIDENT OR THE BOARD OF DIRECTORS SHALL PRESCRIBE.

         The Secretary. THE SECRETARY SHALL ATTEND ALL MEETINGS OF THE BOARD OF DIRECTORS AND ALL MEETINGS OF THE SHAREHOLDERS AND RECORD ALL VOTES AND THE MINUTES OF ALL PROCEEDINGS IN A BOOK TO BE KEPT FOR THAT PURPOSE. HE SHALL GIVE, OR CAUSE TO BE GIVEN, NOTICE OF ALL MEETINGS OF THE SHAREHOLDERS AND REGULAR AND SPECIAL MEETINGS OF THE BOARD, AND SHALL PERFORM SUCH OTHER DUTIES AS MAY BE PRESCRIBED BY THE BOARD OR PRESIDENT. HE SHALL KEEP IN SAFE CUSTODY THE SEAL OF THE CORPORATION, IF ANY, AND AFFIX SUCH SEAL TO ANY INSTRUMENT REQUIRING IT.

         The Treasurer. THE TREASURER SHALL HAVE THE CUSTODY OF THE CORPORATE FUNDS AND SHALL KEEP OR CAUSE TO BE KEPT FULL AND ACCURATE ACCOUNTS OF RECEIPTS AND DISBURSEMENTS IN BOOKS BELONGING TO THE CORPORATION AND SHALL DEPOSIT ALL MONIES AND OTHER VALUABLE EFFECTS IN THE NAME AND TO THE CREDIT OF THE CORPORATION IN SUCH DEPOSITORIES AS MAY BE DESIGNATED BY THE BOARD OF DIRECTORS. HE SHALL KEEP A PROPER ACCOUNTING OF ALL RECEIPTS AND DISBURSEMENTS AND SHALL DISBURSE THE FUNDS OF THE CORPORATION ONLY FOR PROPER CORPORATE PURPOSES OR AS MAY BE ORDERED BY THE BOARD AND SHALL RENDER TO THE PRESIDENT AND THE BOARD AT THE REGULAR MEETINGS OF THE BOARD, OR WHENEVER THEY MAY REQUIRE IT, AN ACCOUNT OF ALL HIS TRANSACTIONS AS TREASURER AND OF THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE CORPORATION.

                                      STOCK

         Certificates. EVERY HOLDER OF STOCK IN THE CORPORATION SHALL BE ENTITLED TO HAVE A CERTIFICATE SIGNED BY THE PRESIDENT OR A VICE PRESIDENT AND THE SECRETARY OR AN ASSISTANT SECRETARY EVIDENCING THE NUMBER AND CLASS (AND SERIES, IF ANY) OF SHARES OWNED BY HIM, CONTAINING SUCH INFORMATION AS REQUIRED BY LAW AND BEARING THE SEAL OF THE CORPORATION. IF ANY STOCK CERTIFICATE IS MANUALLY SIGNED BY A TRANSFER AGENT OR REGISTRAR OTHER THAN THE CORPORATION ITSELF OR AN EMPLOYEE OF THE CORPORATION, THE SIGNATURE OF ANY SUCH OFFICER MAY BE A FACSIMILE. IN CASE ANY OFFICER, TRANSFER AGENT OR REGISTRAR WHO HAS SIGNED OR WHOSE FACSIMILE SIGNATURE HAS BEEN PLACED UPON A CERTIFICATE SHALL HAVE CEASED TO BE AN OFFICER, TRANSFER AGENT OR REGISTRAR OF THE CORPORATION BEFORE SUCH CERTIFICATE IS ISSUED, IT MAY BE ISSUED BY THE CORPORATION WITH THE SAME EFFECT AS IF SUCH PERSON OR ENTITY WERE AN OFFICER, TRANSFER AGENT OR REGISTRAR OF THE CORPORATION ON THE DATE OF ISSUE.

         Missing Certificates. THE PRESIDENT OR ANY VICE PRESIDENT MAY DIRECT A NEW CERTIFICATE OR CERTIFICATES TO BE ISSUED IN PLACE OF ANY CERTIFICATE OR CERTIFICATES THERETOFORE ISSUED BY THE CORPORATION ALLEGED TO HAVE BEEN LOST, STOLEN OR DESTROYED, UPON THE CORPORATION'S RECEIPT OF AN AFFIDAVIT OF THAT FACT FROM THE PERSON CLAIMING THE CERTIFICATE OF STOCK TO BE LOST, STOLEN OR DESTROYED. AS A CONDITION PRECEDENT TO THE ISSUANCE OF A NEW CERTIFICATE OR CERTIFICATES, THE OFFICERS OF THE CORPORATION SHALL, UNLESS OTHERWISE DETERMINED BY THE PRESIDENT, REQUIRE THE OWNER OF SUCH LOST, STOLEN OR DESTROYED CERTIFICATE OR CERTIFICATES, OR HIS LEGAL REPRESENTATIVE, TO (i) GIVE THE CORPORATION A BOND OR (ii) ENTER INTO A WRITTEN INDEMNITY AGREEMENT, IN EACH CASE IN AN AMOUNT APPROPRIATE TO INDEMNIFY THE CORPORATION AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THE CORPORATION WITH RESPECT TO THE CERTIFICATE ALLEGED TO HAVE BEEN LOST, STOLEN OR DESTROYED.

         Transfers. THE SHARES OF STOCK OF THE CORPORATION SHALL BE TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDERS THEREOF IN PERSON OR BY THEIR DULY AUTHORIZED ATTORNEYS OR LEGAL REPRESENTATIVES UPON SURRENDER AND CANCELLATION OF CERTIFICATES FOR A LIKE NUMBER OF SHARES. EXCEPT AS OTHERWISE REQUIRED BY LAW, UPON SURRENDER TO THE CORPORATION OR THE TRANSFER AGENT OF THE CORPORATION OF A CERTIFICATE FOR SHARES DULY ENDORSED OR ACCOMPANIED BY PROPER EVIDENCE OF SUCCESSION, ASSIGNMENT OR AUTHORITY TO TRANSFER, IT SHALL BE THE DUTY OF THE CORPORATION TO ISSUE A NEW CERTIFICATE TO THE PERSON ENTITLED THERETO, CANCEL THE OLD CERTIFICATE AND RECORD THE TRANSACTION UPON ITS BOOKS.


                          DETERMINATION OF SHAREHOLDERS

         For the purpose of determining shareholders entitled to notice of and to vote at a meeting, or to receive a dividend, or to receive or exercise subscription or other rights, or to participate in a reclassification of stock, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may fix in advance a record date for determination of shareholders for such purpose, such date to be not more than 60 days and, if fixed for the purpose of determining shareholders entitled to notice of and to vote at a meeting, not less than 10 days, prior to the date on which the action requiring the determination of shareholders is to be taken.


                                 INDEMNIFICATION

         Definitions. AS USED IN THIS SECTION THE FOLLOWING TERMS SHALL HAVE THE MEANINGS SET FORTH BELOW:

"BOARD" - THE BOARD OF DIRECTORS OF THE CORPORATION.

"CLAIM" - ANY THREATENED, PENDING OR COMPLETED CLAIM, ACTION, SUIT, OR PROCEEDING, WHETHER CIVIL, CRIMINAL, ADMINISTRATIVE OR INVESTIGATIVE AND WHETHER MADE JUDICIALLY OR EXTRA-JUDICIALLY, OR ANY SEPARATE ISSUE OR MATTER THEREIN, AS THE CONTEXT REQUIRES.

"DETERMINING BODY" - (i) THOSE MEMBERS OF THE BOARD WHO ARE NOT NAMED AS PARTIES TO THE CLAIM FOR WHICH INDEMNIFICATION IS BEING SOUGHT ("IMPARTIAL DIRECTORS"), IF THERE ARE AT LEAST THREE IMPARTIAL DIRECTORS, (ii) A COMMITTEE OF AT LEAST THREE IMPARTIAL DIRECTORS APPOINTED BY THE BOARD (REGARDLESS WHETHER THE MEMBERS OF THE BOARD OF DIRECTORS VOTING ON SUCH APPOINTMENT ARE IMPARTIAL DIRECTORS) OR
(iii) IF THERE ARE FEWER THAN THREE IMPARTIAL DIRECTORS OR IF THE BOARD OF DIRECTORS OR THE COMMITTEE APPOINTED PURSUANT TO CLAUSE (ii) OF THIS PARAGRAPH SO DIRECTS (REGARDLESS WHETHER THE MEMBERS THEREOF ARE IMPARTIAL DIRECTORS), INDEPENDENT LEGAL COUNSEL, WHICH MAY BE THE REGULAR OUTSIDE COUNSEL OF THE CORPORATION.

"DISBURSING OFFICER" - THE PRESIDENT OF THE CORPORATION OR, IF THE PRESIDENT IS A PARTY TO THE CLAIM FOR WHICH INDEMNIFICATION IS BEING SOUGHT, ANY OFFICER NOT A PARTY TO SUCH CLAIM WHO IS DESIGNATED BY THE PRESIDENT TO BE THE DISBURSING OFFICER WITH RESPECT TO INDEMNIFICATION REQUESTS RELATED TO THE CLAIM, WHICH DESIGNATION SHALL BE MADE PROMPTLY AFTER RECEIPT OF THE INITIAL REQUEST FOR INDEMNIFICATION WITH RESPECT TO SUCH CLAIM.

"EXPENSES" - ANY EXPENSES OR COSTS, INCLUDING, WITHOUT LIMITATION, ATTORNEY'S FEES, JUDGMENTS, PUNITIVE OR EXEMPLARY DAMAGES, FINES AND AMOUNTS PAID IN SETTLEMENT. "INDEMNITEE" - EACH PERSON WHO IS OR WAS A DIRECTOR OR OFFICER OF THE CORPORATION.

                                   Indemnity.

TO THE EXTENT SUCH EXPENSES EXCEED THE AMOUNTS REIMBURSED OR PAID PURSUANT TO POLICIES OF LIABILITY INSURANCE MAINTAINED BY THE CORPORATION, THE CORPORATION SHALL INDEMNIFY EACH INDEMNITEE AGAINST ANY EXPENSES ACTUALLY AND REASONABLY INCURRED BY HIM (AS THEY ARE INCURRED) IN CONNECTION WITH ANY CLAIM EITHER AGAINST HIM OR AS TO WHICH HE IS INVOLVED SOLELY AS A WITNESS OR PERSON REQUIRED TO GIVE EVIDENCE, BY REASON OF HIS POSITION (i) AS A DIRECTOR OR OFFICER OF THE CORPORATION, (ii) AS A DIRECTOR OR OFFICER OF ANY SUBSIDIARY OF THE CORPORATION,
(iii) AS A FIDUCIARY WITH RESPECT TO ANY EMPLOYEE BENEFIT PLAN OF THE CORPORATION, OR (iv) AS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE OR AGENT OF ANOTHER CORPORATION, PARTNERSHIP, JOINT VENTURE, TRUST OR OTHER FOR-PROFIT OR NOT-FOR-PROFIT ENTITY OR ENTERPRISE, IF SUCH POSITION IS OR WAS HELD AT THE REQUEST OF THE CORPORATION, WHETHER RELATING TO SERVICE IN SUCH POSITION BEFORE OR AFTER THE EFFECTIVE DATE OF THIS SECTION, IF HE (i) IS SUCCESSFUL IN HIS DEFENSE OF THE CLAIM ON THE MERITS OR OTHERWISE OR (ii) HAS BEEN FOUND BY THE DETERMINING BODY (ACTING IN GOOD FAITH) TO HAVE MET THE STANDARD OF CONDUCT (DEFINED BELOW); PROVIDED THAT (A) THE AMOUNT OTHERWISE PAYABLE BY THE CORPORATION MAY BE REDUCED BY THE DETERMINING BODY TO SUCH AMOUNT AS IT DEEMS PROPER IF IT DETERMINES THAT THE CLAIM INVOLVED THE RECEIPT OF A PERSONAL BENEFIT BY INDEMNITEE, AND (B) NO INDEMNIFICATION SHALL BE MADE IN RESPECT OF ANY CLAIM AS TO WHICH INDEMNITEE SHALL HAVE BEEN ADJUDGED BY A COURT OF COMPETENT JURISDICTION, AFTER EXHAUSTION OF ALL APPEALS THEREFROM, TO BE LIABLE FOR WILLFUL OR INTENTIONAL MISCONDUCT IN THE PERFORMANCE OF HIS DUTY TO THE CORPORATION OR TO HAVE OBTAINED AN IMPROPER PERSONAL BENEFIT, UNLESS, AND ONLY TO THE EXTENT THAT, A COURT SHALL DETERMINE UPON APPLICATION THAT, DESPITE THE ADJUDICATION OF LIABILITY BUT IN VIEW OF ALL THE CIRCUMSTANCES OF THE CASE, INDEMNITEE IS FAIRLY AND REASONABLY ENTITLED TO INDEMNITY FOR SUCH EXPENSES AS THE COURT DEEMS PROPER.

FOR PURPOSES OF THIS SECTION 11, THE STANDARD OF CONDUCT IS MET WHEN THE CONDUCT BY AN INDEMNITEE WITH RESPECT TO WHICH A CLAIM IS ASSERTED WAS CONDUCT THAT WAS IN GOOD FAITH AND THAT HE REASONABLY BELIEVED TO BE IN, OR NOT OPPOSED TO, THE BEST INTEREST OF THE CORPORATION, AND, IN THE CASE OF A CRIMINAL ACTION OR PROCEEDING, THAT HE HAD NO REASONABLE CAUSE TO BELIEVE WAS UNLAWFUL. THE TERMINATION OF ANY CLAIM BY JUDGMENT, ORDER, SETTLEMENT, CONVICTION, OR UPON A PLEA OF NOLO CONTENDERE OR ITS EQUIVALENT, SHALL NOT, OF ITSELF, CREATE A PRESUMPTION THAT INDEMNITEE DID NOT MEET THE STANDARD OF CONDUCT.

PROMPTLY UPON BECOMING AWARE OF THE EXISTENCE OF ANY CLAIM AS TO WHICH HE MAY BE INDEMNIFIED HEREUNDER, INDEMNITEE SHALL NOTIFY THE PRESIDENT OF THE CORPORATION OF THE CLAIM AND WHETHER HE INTENDS TO SEEK INDEMNIFICATION HEREUNDER. IF SUCH NOTICE INDICATES THAT INDEMNITEE DOES SO INTEND, THE PRESIDENT SHALL PROMPTLY ADVISE THE BOARD THEREOF AND NOTIFY THE BOARD THAT THE ESTABLISHMENT OF THE DETERMINING BODY WITH RESPECT TO THE CLAIM WILL BE A MATTER PRESENTED AT THE NEXT REGULARLY SCHEDULED MEETING OF THE BOARD, OR IF A MEETING OF THE BOARD OF DIRECTORS IS NOT REGULARLY SCHEDULED WITHIN 90 CALENDAR DAYS OF SUCH REQUEST, THE PRESIDENT SHALL CAUSE A MEETING OF THE BOARD OF DIRECTORS TO BE CALLED WITHIN SUCH PERIOD IN ACCORDANCE WITH THESE BY-LAWS. AFTER THE DETERMINING BODY HAS BEEN ESTABLISHED THE PRESIDENT SHALL INFORM THE INDEMNITEE THEREOF AND INDEMNITEE SHALL IMMEDIATELY PROVIDE THE DETERMINING BODY WITH ALL FACTS RELEVANT TO THE CLAIM KNOWN TO HIM. NO LATER THAN THE 45TH DAY (THE "DETERMINATION DATE") AFTER ITS RECEIPT OF SUCH INFORMATION, TOGETHER WITH SUCH ADDITIONAL INFORMATION AS THE DETERMINING BODY MAY REQUEST OF INDEMNITEE, THE DETERMINING BODY SHALL DETERMINE, AND SHALL ADVISE INDEMNITEE OF ITS DETERMINATION, WHETHER INDEMNITEE HAS MET THE STANDARD OF CONDUCT.

DURING SUCH 45-DAY PERIOD, INDEMNITEE SHALL PROMPTLY INFORM THE DETERMINING BODY UPON HIS BECOMING AWARE OF ANY RELEVANT FACTS NOT THERETOFORE PROVIDED BY HIM TO THE DETERMINING BODY, UNLESS THE DETERMINING BODY HAS OBTAINED SUCH FACTS BY OTHER MEANS. THE PROVIDING OF SUCH FACTS TO THE DETERMINING BODY SHALL NOT BEGIN A NEW 45-DAY PERIOD.

THE DETERMINING BODY SHALL HAVE NO AUTHORITY TO REVOKE A DETERMINATION THAT INDEMNITEE MET THE STANDARD OF CONDUCT UNLESS INDEMNITEE (i) SUBMITS FRAUDULENT INFORMATION TO THE DETERMINING BODY AT ANY TIME DURING THE 45 DAYS PRIOR TO THE DETERMINATION DATE OR (ii) FAILS TO COMPLY WITH THE PROVISIONS OF SUBSECTIONS
(c) OR (d) HEREOF, INCLUDING WITHOUT LIMITATION INDEMNITEE'S OBLIGATION TO SUBMIT INFORMATION OR DOCUMENTS RELEVANT TO THE CLAIM REASONABLY REQUESTED BY THE DETERMINING BODY PRIOR TO THE DETERMINATION DATE.

IN THE CASE OF ANY CLAIM NOT INVOLVING A PROPOSED, THREATENED OR PENDING CRIMINAL PROCEEDING, IF INDEMNITEE HAS, IN THE GOOD FAITH JUDGMENT OF THE DETERMINING BODY, MET THE STANDARD OF CONDUCT, THE CORPORATION MAY, IN ITS SOLE DISCRETION AFTER NOTICE TO INDEMNITEE, ASSUME ALL RESPONSIBILITY FOR THE DEFENSE OF THE CLAIM, AND, IN ANY EVENT, THE CORPORATION AND THE INDEMNITEE EACH SHALL KEEP THE OTHER INFORMED AS TO THE PROGRESS OF THE DEFENSE, INCLUDING PROMPT DISCLOSURE OF ANY PROPOSALS FOR SETTLEMENT; PROVIDED THAT IF THE CORPORATION IS A PARTY TO THE CLAIM AND INDEMNITEE REASONABLY DETERMINES THAT THERE IS A CONFLICT BETWEEN THE POSITIONS OF THE CORPORATION AND INDEMNITEE WITH RESPECT TO THE CLAIM, THEN INDEMNITEE SHALL BE ENTITLED TO CONDUCT HIS DEFENSE, WITH COUNSEL OF HIS CHOICE; AND PROVIDED FURTHER THAT INDEMNITEE SHALL IN ANY EVENT BE ENTITLED AT HIS EXPENSE TO EMPLOY COUNSEL CHOSEN BY HIM TO PARTICIPATE IN THE DEFENSE OF THE CLAIM; AND THE CORPORATION SHALL FAIRLY CONSIDER ANY PROPOSALS BY INDEMNITEE FOR SETTLEMENT OF THE CLAIM. IF THE CORPORATION (A) PROPOSES A SETTLEMENT ACCEPTABLE TO THE PERSON ASSERTING THE CLAIM, OR (B) BELIEVES A SETTLEMENT PROPOSED BY THE PERSON ASSERTING THE CLAIM SHOULD BE ACCEPTED, IT SHALL INFORM INDEMNITEE OF THE TERMS THEREOF AND SHALL FIX A REASONABLE DATE BY WHICH INDEMNITEE SHALL RESPOND. IF INDEMNITEE AGREES TO SUCH TERMS, HE SHALL EXECUTE SUCH DOCUMENTS AS SHALL BE NECESSARY TO EFFECT THE SETTLEMENT. IF HE DOES NOT AGREE HE MAY PROCEED WITH THE DEFENSE OF THE CLAIM IN ANY MANNER HE CHOOSES, BUT IF HE IS NOT SUCCESSFUL ON THE MERITS OR OTHERWISE, THE CORPORATION'S OBLIGATION TO INDEMNIFY HIM FOR ANY EXPENSES INCURRED FOLLOWING HIS DISAGREEMENT SHALL BE LIMITED TO THE LESSER OF (A) THE TOTAL EXPENSES INCURRED BY HIM FOLLOWING HIS DECISION NOT TO AGREE TO SUCH PROPOSED SETTLEMENT OR (B) THE AMOUNT THE CORPORATION WOULD HAVE PAID PURSUANT TO THE TERMS OF THE PROPOSED SETTLEMENT. IF, HOWEVER, THE PROPOSED SETTLEMENT WOULD IMPOSE UPON INDEMNITEE ANY REQUIREMENT TO ACT OR REFRAIN FROM ACTING THAT WOULD MATERIALLY INTERFERE WITH THE CONDUCT OF HIS AFFAIRS, INDEMNITEE MAY REFUSE SUCH SETTLEMENT AND PROCEED WITH THE DEFENSE OF THE CLAIM, IF HE SO DESIRES, AT THE CORPORATION'S EXPENSE WITHOUT REGARD TO THE LIMITATIONS IMPOSED BY THE PRECEDING SENTENCE. IN NO EVENT, HOWEVER, SHALL THE CORPORATION BE OBLIGATED TO INDEMNIFY INDEMNITEE FOR ANY AMOUNT PAID IN A SETTLEMENT THAT THE CORPORATION HAS NOT APPROVED.

IN THE CASE OF A CLAIM INVOLVING A PROPOSED, THREATENED OR PENDING CRIMINAL PROCEEDING, INDEMNITEE SHALL BE ENTITLED TO CONDUCT THE DEFENSE OF THE CLAIM, AND TO MAKE ALL DECISIONS WITH RESPECT THERETO, WITH COUNSEL OF HIS CHOICE; PROVIDED, HOWEVER, THAT THE CORPORATION SHALL NOT BE OBLIGATED TO INDEMNIFY INDEMNITEE FOR AN AMOUNT PAID IN SETTLEMENT THAT THE CORPORATION HAS NOT APPROVED.

AFTER NOTIFYING THE CORPORATION OF THE EXISTENCE OF A CLAIM, INDEMNITEE MAY FROM TIME TO TIME REQUEST THE CORPORATION TO PAY THE EXPENSES (OTHER THAN JUDGMENTS, FINES, PENALTIES OR AMOUNTS PAID IN SETTLEMENT) THAT HE INCURS IN PURSUING A DEFENSE OF THE CLAIM PRIOR TO THE TIME THAT THE DETERMINING BODY DETERMINES WHETHER THE STANDARD OF CONDUCT HAS BEEN MET. IF THE DISBURSING OFFICER BELIEVES THE AMOUNT REQUESTED TO BE REASONABLE, HE SHALL PAY TO INDEMNITEE THE AMOUNT REQUESTED (REGARDLESS OF INDEMNITEE'S APPARENT ABILITY TO REPAY SUCH AMOUNT) UPON RECEIPT OF AN UNDERTAKING BY OR ON BEHALF OF INDEMNITEE TO REPAY SUCH AMOUNT IF IT SHALL ULTIMATELY BE DETERMINED THAT HE IS NOT ENTITLED TO BE INDEMNIFIED BY THE CORPORATION UNDER THE CIRCUMSTANCES. IF THE DISBURSING OFFICER DOES NOT BELIEVE SUCH AMOUNT TO BE REASONABLE, THE CORPORATION SHALL PAY THE AMOUNT DEEMED BY HIM TO BE REASONABLE AND INDEMNITEE MAY APPLY DIRECTLY TO THE DETERMINING BODY FOR THE REMAINDER OF THE AMOUNT REQUESTED.

AFTER THE DETERMINING BODY HAS DETERMINED THAT THE STANDARD OF CONDUCT WAS MET, FOR SO LONG AS AND TO THE EXTENT THAT THE CORPORATION IS REQUIRED TO INDEMNIFY INDEMNITEE UNDER THIS AGREEMENT, THE PROVISIONS OF PARAGRAPH (h) SHALL CONTINUE TO APPLY WITH RESPECT TO EXPENSES INCURRED AFTER SUCH TIME EXCEPT THAT (i) NO UNDERTAKING SHALL BE REQUIRED OF INDEMNITEE AND (ii) THE DISBURSING OFFICER SHALL PAY TO INDEMNITEE SUCH AMOUNT OF ANY FINES, PENALTIES OR JUDGMENTS AGAINST HIM WHICH HAVE BECOME FINAL AS THE CORPORATION IS OBLIGATED TO INDEMNIFY HIM. ANY DETERMINATION BY THE CORPORATION WITH RESPECT TO SETTLEMENTS OF A CLAIM SHALL BE MADE BY THE DETERMINING BODY.

THE CORPORATION AND INDEMNITEE SHALL KEEP CONFIDENTIAL, TO THE EXTENT PERMITTED BY LAW AND THEIR FIDUCIARY OBLIGATIONS, ALL FACTS AND DETERMINATIONS PROVIDED OR MADE PURSUANT TO OR ARISING OUT OF THE OPERATION OF THIS SECTION, AND THE CORPORATION AND INDEMNITEE SHALL INSTRUCT ITS OR HIS AGENTS AND EMPLOYEES TO DO LIKEWISE.

                                  Enforcement.

THE RIGHTS PROVIDED BY THIS SECTION SHALL BE ENFORCEABLE BY INDEMNITEE IN ANY COURT OF COMPETENT JURISDICTION.

IF INDEMNITEE SEEKS A JUDICIAL ADJUDICATION OF HIS RIGHTS UNDER THIS SECTION, INDEMNITEE SHALL BE ENTITLED TO RECOVER FROM THE CORPORATION, AND SHALL BE INDEMNIFIED BY THE CORPORATION AGAINST, ANY AND ALL EXPENSES ACTUALLY AND REASONABLY INCURRED BY HIM IN CONNECTION WITH SUCH PROCEEDING BUT ONLY IF HE PREVAILS THEREIN. IF IT SHALL BE DETERMINED THAT INDEMNITEE IS ENTITLED TO RECEIVE PART BUT NOT ALL OF THE RELIEF SOUGHT, THEN THE INDEMNITEE SHALL BE ENTITLED TO BE REIMBURSED FOR ALL EXPENSES INCURRED BY HIM IN CONNECTION WITH SUCH JUDICIAL ADJUDICATION IF THE AMOUNT TO WHICH HE IS DETERMINED TO BE ENTITLED EXCEEDS 50% OF THE AMOUNT OF HIS CLAIM. OTHERWISE, THE EXPENSES INCURRED BY INDEMNITEE IN CONNECTION WITH SUCH JUDICIAL ADJUDICATION SHALL BE APPROPRIATELY PRORATED. IN ANY JUDICIAL PROCEEDING DESCRIBED IN THIS SUBSECTION, THE CORPORATION SHALL BEAR THE BURDEN OF PROVING THAT INDEMNITEE IS NOT ENTITLED TO ANY EXPENSES SOUGHT WITH RESPECT TO ANY CLAIM.

         Saving Clause. IF ANY PROVISION OF THIS SECTION IS DETERMINED BY A COURT HAVING JURISDICTION OVER THE MATTER TO REQUIRE THE CORPORATION TO DO OR REFRAIN FROM DOING ANY ACT THAT IS IN VIOLATION OF APPLICABLE LAW, THE COURT SHALL BE EMPOWERED TO MODIFY OR REFORM SUCH PROVISION SO THAT, AS MODIFIED OR REFORMED, SUCH PROVISION PROVIDES THE MAXIMUM INDEMNIFICATION PERMITTED BY LAW, AND SUCH PROVISION, AS SO MODIFIED OR REFORMED, AND THE BALANCE OF THIS SECTION, SHALL BE APPLIED IN ACCORDANCE WITH THEIR TERMS. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IF ANY PORTION OF THIS SECTION SHALL BE INVALIDATED ON ANY GROUND, THE CORPORATION SHALL NEVERTHELESS INDEMNIFY AN INDEMNITEE TO THE FULL EXTENT PERMITTED BY ANY APPLICABLE PORTION OF THIS SECTION THAT SHALL NOT HAVE BEEN INVALIDATED AND TO THE FULL EXTENT PERMITTED BY LAW WITH RESPECT TO THAT PORTION THAT HAS BEEN INVALIDATED.

                                Non-Exclusivity.

THE INDEMNIFICATION AND ADVANCEMENT OF EXPENSES PROVIDED BY OR GRANTED PURSUANT TO THIS SECTION SHALL NOT BE DEEMED EXCLUSIVE OF ANY OTHER RIGHTS TO WHICH INDEMNITEE IS OR MAY BECOME ENTITLED UNDER ANY STATUTE, ARTICLE OF INCORPORATION, BY-LAW, AUTHORIZATION OF SHAREHOLDERS OR DIRECTORS, AGREEMENT, OR OTHERWISE.

IT IS THE INTENT OF THE CORPORATION BY THIS SECTION TO INDEMNIFY AND HOLD HARMLESS INDEMNITEE TO THE FULLEST EXTENT PERMITTED BY LAW, SO THAT IF APPLICABLE LAW WOULD PERMIT THE CORPORATION TO PROVIDE BROADER INDEMNIFICATION RIGHTS THAN ARE CURRENTLY PERMITTED, THE CORPORATION SHALL INDEMNIFY AND HOLD HARMLESS INDEMNITEE TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW NOTWITHSTANDING THAT THE OTHER TERMS OF THIS SECTION WOULD PROVIDE FOR LESSER INDEMNIFICATION.

         Successors and Assigns. THIS SECTION SHALL BE BINDING UPON THE CORPORATION, ITS SUCCESSORS AND ASSIGNS, AND SHALL INURE TO THE BENEFIT OF THE INDEMNITEE'S HEIRS, PERSONAL REPRESENTATIVES, AND ASSIGNS AND TO THE BENEFIT OF THE CORPORATION, ITS SUCCESSORS AND ASSIGNS.

         Indemnification of Other Persons. THE CORPORATION MAY INDEMNIFY ANY PERSON NOT COVERED BY SECTIONS 11.1 THROUGH 11.6 TO THE EXTENT PROVIDED IN A RESOLUTION OF THE BOARD OR A SEPARATE SECTION OF THESE BY-LAWS.


                        ADOPTION AND AMENDMENT OF BY-LAWS

         By-laws of the Corporation may be adopted and amended as provided in the Articles of Incorporation.

                                  MISCELLANEOUS

         Dividends. EXCEPT AS OTHERWISE PROVIDED BY LAW, THE ARTICLES OF INCORPORATION OR THESE BY-LAWS, DIVIDENDS UPON THE STOCK OF THE CORPORATION MAY BE DECLARED BY THE BOARD OF DIRECTORS AT ANY REGULAR OR SPECIAL MEETING. DIVIDENDS MAY BE PAID IN CASH, PROPERTY, OR SHARES OF STOCK, SUBJECT TO THE LIMITATIONS SPECIFIED BY LAW AND IN THE ARTICLES OF INCORPORATION.

         Voting of Shares Owned by Corporation. UNLESS OTHERWISE DIRECTED BY THE BOARD, ANY SHARES OF CAPITAL STOCK ISSUED BY A WHOLLY-OWNED SUBSIDIARY OF THE CORPORATION MAY BE VOTED BY THE

PRESIDENT OF THE CORPORATION, OR BY ANY PERSON AUTHORIZED TO DO SO BY THE PRESIDENT, AT ANY SHAREHOLDERS' MEETING OF THE SUBSIDIARY (OR IN CONNECTION WITH ANY WRITTEN CONSENT IN LIEU THEREOF).

         Fiscal Year. UNTIL OTHERWISE DETERMINED BY THE BOARD OF DIRECTORS, THE CORPORATION SHALL HAVE A FISCAL YEAR ENDING MARCH 31.

         Seal. THE BOARD OF DIRECTORS MAY ADOPT A CORPORATE SEAL, WHICH SHALL HAVE INSCRIBED THEREON THE NAME OF THE CORPORATION. THE SEAL MAY BE USED BY CAUSING IT OR A FACSIMILE THEREOF TO BE IMPRESSED OR AFFIXED OR REPRODUCED OR OTHERWISE. FAILURE TO AFFIX THE SEAL SHALL NOT, HOWEVER, AFFECT THE VALIDITY OF ANY INSTRUMENT.

         Gender. ALL PRONOUNS AND VARIATIONS THEREOF USED IN THESE BY-LAWS SHALL BE DEEMED TO REFER TO THE MASCULINE, FEMININE OR NEUTER GENDER, SINGULAR OR PLURAL, AS THE IDENTITY OF THE PERSON, PERSONS, ENTITY OR ENTITIES REFERRED TO MAY REQUIRE.

         Control Share Acquisitions. THE PROVISIONS OF SECTIONS 135 THROUGH
140.2 OF THE LOUISIANA BUSINESS CORPORATION LAW (LA.R.S. 12:135 THROUGH 140.2) DO NOT APPLY TO CONTROL SHARE ACQUISITIONS OF SHARES OF THE CORPORATION.